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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 23, 2005

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                            CENTURY ALUMINUM COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                       0-27918                13-3070826
(State or other jurisdiction of         (Commission              (IRS Employer
        Incorporation)                  File Number)         Identification No.)

            2511 GARDEN ROAD
          BUILDING A, SUITE 200
          MONTEREY, CALIFORNIA                                      93940
(Address of principal executive offices)                          (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Effective January 23, 2005, Century Aluminum Company (the "Company") entered into employment and severance protection agreements with Michael A. Bless, who succeeded David W. Beckley as Executive Vice President and Chief Financial Officer of the Company effective January 23, 2005. Under the terms of his employment agreement, Mr. Bless will receive a base salary of $375,000 per annum and will be eligible to receive an annual performance-based cash bonus under the Company's incentive compensation plan of up to 100% of his base salary, subject to the discretion of the Compensation Committee. Mr. Bless's annual cash bonus for 2006 will be no less than $187,500. The agreement provides that Mr. Bless will receive options to purchase 30,000 shares of the Company's common stock and a one-time grant of 20,000 shares of restricted stock. The options will vest over a period of two years, with one-third vesting on each of his employment date, the first day of his second year of employment and the last day of his second year of employment, and will be exercisable at an exercise price equal to the price of the Company's common stock on the day immediately preceding his employment date. The shares of restricted stock will vest one-third each on the last day of his first year of employment, the last day of his second year of employment and the last day of his third year of employment. Mr. Bless will also be eligible to participate in certain of the Company's incentive compensation and benefit plans, including the Company's Amended and Restated 1996 Stock Incentive Plan, which provides for the award of options and performance shares, and the Supplemental Retirement Income Benefit Plan, which provides select senior executives with supplemental benefits in addition to the benefits they are entitled to receive under the Company's qualified retirement plans.

     Under Mr. Bless's severance compensation agreement, if Mr. Bless's employment is terminated within 36 months following a change in control of the Company either: (i) by the Company for any reason other than cause or disability, or (ii) by Mr. Bless for good reason, he will receive a lump sum payment equal to three times the aggregate of the highest base salary and the highest bonus received by Mr. Bless in any of the most recent five years. Also, upon a change in control, the exercisability of stock options and the vesting of performance shares held by Mr. Bless will be accelerated. The agreement also provides for additional payments to fully offset any excise taxes payable by Mr. Bless as a result of the payments and benefits provided for under the agreement.

     The foregoing descriptions of the material terms of Mr. Bless's employment and severance protection agreements are qualified by reference to the full text of such agreements, which are attached hereto as Exhibits 10.1 and Exhibit 10.2, respectively.

     ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     (b) - (c) On January 23, 2006, Mr. David W. Beckley retired as Executive Vice President and Chief Financial Officer of the Company. Under the terms of his employment agreement, Mr. Beckley will remain with the Company through March 31, 2006 to assist with his successor's transition to the position. Effective upon Mr. Beckley's retirement, Michael A. Bless assumed the positions of Executive Vice President and Chief Financial Officer. The material


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terms of Mr. Bless's employment and severance protection agreements are described in Item 1.01 above and are incorporated herein by reference. The foregoing updates the information set forth under Item 5.02 of the Form 8-K filed by the Company on January 9, 2005.

     (d) On January 25, 2006, the Company's Board of Directors (the "Board") elected Jarl Berntzen to serve as a member of the Board effective March 8, 2006. A copy of the Company's press release announcing Mr. Berntzen's appointment is attached as Exhibit 99.1. The Board has determined that Mr. Berntzen will be an independent director under the listing standards for The Nasdaq Stock Market and the applicable rules and regulations of the Securities and Exchange Commission. It is anticipated that Mr. Berntzen will serve on the Board's Audit Committee. There are no arrangements or understandings between Mr. Berntzen and any other person pursuant to which Mr. Berntzen was selected as a director. In addition, the Company is not aware of any transaction requiring disclosure herein pursuant to Item 404(a) of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (C) EXHIBITS

     The following exhibit is being furnished with this report pursuant to Items 5.02:

Exhibit Number   Description
--------------   -----------
     10.1        Employment Agreement, dated as of January 23, 2006, by and between Century Aluminum Company and Michael A. Bless

     10.2 Severance Protection Agreement, dated as of January 23, 2006, by and between Century Aluminum Company and Michael A. Bless

     99.1 Press Release, dated January 25, 2006, announcing the election of Jarl Berntzen to the Company's Board of Directors.

FORWARD-LOOKING STATEMENTS

     This Current Report on Form 8-K may contain "forward-looking statements" within the meaning of U.S. federal securities laws. The Company has based its forward-looking statements on current expectations and projections about the future, however, these statements are subject to risks, uncertainties and assumptions, any of which could cause the Company's actual results to differ materially from those expressed in its forward-looking statements. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in the Company's Annual Report on Form 10-K and in other filings made with the Securities and Exchange Commission. The Company does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CENTURY ALUMINUM COMPANY


Date: January 25, 2006                  By: /s/ Peter C. McGuire
                                            ------------------------------------
                                        Name: Peter C. McGuire
                                        Title: Vice President and Assistant
                                               General Counsel


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                                  EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------
     10.1        Employment Agreement, dated as of January 23, 2006, by and between Century Aluminum Company and Michael A. Bless

     10.2 Severance Protection Agreement, dated as of January 23, 2006, by and between Century Aluminum Company and Michael A. Bless

     99.1 Press Release, dated January 25, 2006, announcing the election of Jarl Berntzen to the Company's Board of Directors.


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